Earnings (Loss) Per Common Share (Tables)	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Schedule of Anti-dilutive Securities Excluded From Calculation of Earning Per Share

The Company calculates net income (loss) per common share in accordance with ASC 260, Earnings Per Share. Basic and diluted net earnings (loss) per common share was determined by dividing net earnings (loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period. The Company’s potentially dilutive shares, which include outstanding common stock options, common stock warrants, and convertible debt have not been included in the computation of diluted net loss per share for the six months ended June 30, 2021 and 2020 as the result would be anti-dilutive.

	Six Months Ended June 30,
	2021	2020
Stock options	1,100,000	650,000
Stock warrants	89,793	-
Total shares excluded from calculation	1,189,793	650,000